TIC
Tel-Instrument
ELECTRONICS CORP.

NOVEMBER 24, 2015

# INVESTOR PRESENTATION

# SAFE HARBOR STATEMENT

*This presentation includes statements that are not historical in nature and may be characterized as "forward-looking statements," including those related to future financial and operating results, statements concerning the Company's outlook, pricing trends, and forces within the industry, the completion dates of capital projects, expected sales growth, cost reduction strategies, and their results, long-term goals of the Company and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. All predictions as to future results contain a measure of uncertainty and, accordingly, actual results could differ materially. Among the factors which could cause a difference are: changes in the general economy; changes in military spending; changes in demand for the Company's products or in the cost and availability of its raw materials; the actions of its competitors; the success of our customers; technological change; changes in employee relations; government regulations; litigation, including its inherent uncertainty; difficulties in plant operations and materials; transportation, environmental matters; and other unforeseen circumstances. A number of these factors are discussed in the Company's previous filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.*

# COMPANY OVERVIEW

- Leading designer and manufacturer of avionics test/measurement solutions for the global airlines, general aviation and government and military aerospace markets
- Company focus has been on military markets (90% of business); dominant position in Identification Friend and Foe ("IFF") and multi-purpose test sets
  - Over $15 million invested in Mode 5 IFF testing technology
- Using new technology platforms to broaden product line into related commercial and military navigation and communication test markets

# INVESTMENT CONSIDERATIONS

**Attractive Business Model**

- Diverse base of customers with long-term relationships
- New aviation technology and mandated enhancements will facilitate growth
- Niche market with traditional 50% gross margins
- Low capital equipment requirements

**Diverse Product Offering**

- Wide product line for military customers with 4 Mode 5 IFF test sets
- Strong position in TACAN flight-line and bench testers
- New cutting edge commercial designs in process for growth markets
- Customers will experience cost savings converting from legacy products

**Profitability Growth**

- $19.7 million in shippable backlog with solid profit contribution
- High margin sole source orders expected for existing products
- Operating costs largely fixed with revenue increases dropping to bottom line
- Large NOL – pre-tax income resulting in solid operating cash flows
- Assembly and automated PXI testing production model offers high efficiencies

**Competitive Advantages**

- Strong competitive position in next generation Mode 5 flight-line test sets
- Substantial regulatory, IP, and financial barriers to entry in core markets
- Only domestic small business in current market segments
- Proven track record in winning competitive solicitations
- New technology platforms allowing for lower cost new designs

# SWEEPING INDUSTRY CHANGES DRIVING MARKET OPPORTUNITIES

- Commercial Market:
  - Adaption of new UAT data link for General Aviation aircraft (flights below 18,000 feet)
  - FAA Requirement for all aircraft to have ADS-B implemented by January 1, 2020
  - New Precision GPS landing systems and data link technology for commercial aircraft
  - Proliferation of Drone aircraft (700,000 per year) with potential commercial applications
  - Commercial aircraft production and sales projected to skyrocket in the Far East

- Military Market:
  - NATO and U.S. Allies must have Mode 5 IFF installed by January 1, 2020
  - NATO and U.S. Allies must have ADS-B installed by January 1, 2020
  - Initial production of Joint Strike Fighter ("JSF") which could entail over 2,500 new aircraft
  - Proliferation of Military Drones, many which will need Mode 5 IFF capability and testing
  - Move To Precision GPS Landing Systems which will need testing
  - Focus on improved situational awareness and new data link application for both aviation and ground forces

# ATTRACTIVE MARKET POSITIONING

- Core market for existing TIC avionic testing products estimated at $50 million per year; fairly even split between military and commercial
  - Other contiguous Radio Frequency ("RF") testing markets are much larger and can be addressed with our new products under development
- TIC is the only U.S. company in our core market and is also a small business
  - Small business certification narrows competition in some DoD solicitations
- Aeroflex, our primary competitor, was purchased by British-based Cobham
  - Aeroflex has an estimated 80% market share in the commercial avionics test segment

# DIVERSE PRODUCT LINE

- Currently Supporting Three Major Government Programs
  - CRAFT (AN/USM-708/719): Portable pre-flight multipurpose testing solution for the U.S. Navy, Coast Guard, Marines and Joint Strike Fighter program
  - TS-4530A: Portable pre-flight IFF testing solution for U.S. Army and U.S. Air Force
  - ITATS (AN/APM-206): TACAN Bench test set -- maintenance shop testing product for U.S. Navy
- Manufacture another 15 test sets representing about $5 million per year in annual revenue
  - Currently investing in commercial/military test set products to address new requirements and broaden our product line

# PRODUCTS AND PROGRAMS


Tel-Instrument ELECTRONICS CORP.
NEW PRODUCTS FROM THE LEADER IN IFF MODE 5 FLIGHTLINE TEST SETS
AN/APM-206
TACAN Automated Test Set
AN/USM-719
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
TACAN/DME
VSWR
AN/USM-708
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS
NAV (VOR, ILS, LOC, GS, MB)
Sonobuoy Simulation
Shipboard Tests
TACAN/DME
Link-4A
VSWR
TS-4530A
IFF Transponder / Interrogator
Featuring Mode 5
TCAS, EHS

# FLIGHT-LINE TESTING


LINK-4 - ACLS
VFA-2
106

# CONTRACT SUMMARY

➢ At September 30, 2015

| Product | Customer | Use | Orders Received | Max Contract Size | Backlog | Status |
|---|---|---|---|---|---|---|
| CRAFT | US Navy | Portable Pre-flight Multi Purpose Testing | $39.7M | $40.5M | $5.8M | 203 units remaining to be shipped. Additional higher priced Navy and JSF orders expected |
| TS-4530A | US Army | Portable Pre-flight IFF Testing | $26.9 | $44.0 | $11.1 | 520 KITS and 659 SETS remain to be shipped. Additional orders will be at higher commercial price. |
| ITATS | US Navy | Maintenance Shop (Bench) TACAN Testing | $11.6 | $12.0 | $2.4 | 42 units remaining. Marketing to other domestic and international customers. |
| Miscellaneous | | | | | $0.4 | |
| **TOTAL** | | | $76.5M | $96.5M | $19.7M | |

# CRAFT (NAVY)

- One CRAFT test set (at $35k) replaces seven obsolete U.S. Navy test sets that collectively cost almost $300,000
- The Navy has ordered approximately 1,400 CRAFT test sets with the last $9.5 million follow-on sole source IDIQ contract issued in 2013
- Shift to higher margin Navy sales starting in 2016 calendar year
  - Follow-on CRAFT units are priced at a 60% premium to original contract pricing
- Future CRAFT orders will be off government GSA procurement system unless a large requirement is identified
  - Currently only 1 CRAFT test set per squadron of 18 aircraft

# CRAFT JSF PROGRAM

- TIC CRAFT 708 test set selected by the Joint Strike Fighter Program; projected to exceed 2,500 aircraft
- Joint Strike Fighter program has generated over $3 million in CRAFT revenue as Lockheed ramps up limited rate production
  - Expect this program to be a source of recurring annual revenues



# ADDITIONAL GROWTH OPPORTUNITIES FOR CRAFT

- TIC's goal is to dominate Mode 5 test set sales in key overseas markets
- International Mode 5 test set market is substantial with a January 1, 2020 deadline for decertifying Mode 4 IFF
  - Delivered CRAFT test sets to 18 different countries to date
  - Expect a mix of CRAFT, TR-420, and TS-4530A Test Sets
  - Volume orders are expected to commence in 2017 time-frame as foreign countries are lagging the U.S. by several years
- Sold over 500 Mode 4 IFF test sets to the Army National Guard which requires TACAN test functionality
  - Portions of the Army are looking at CRAFT as a replacement unit

# TS-4530A (ARMY AND USAF)

- Upgrade of the Mode 4 IFF test set produced by Aeroflex
  - Contract included upgrade KITS as well as new production SETS
- Resulted in ongoing Aeroflex litigation which TIC believes has no merit
- Backlog of $11.1 million as of June 30, 2015
  - Army purchased about half of the maximum order size for SETS
  - Original five year contract is now expired so any follow-on Army/USAF orders will be at the higher commercial price via GSA procurement system
- SET production ($11.3k) will begin in January 2016 at 50 units per month
- Significant international market opportunity; overseas orders expected starting in the 2017 timeframe

# NEW PRODUCTS

- NJ engineering team working on new military designs/proposals
  - Enhancing existing military products to keep in front of competition
  - New test set introduced for the large Nav/Comm market segment
  - Working on high frequency radar test set; new market for TIC

- Branch engineering office developing next generation commercial test sets
  - Developing a lower cost/weight handheld test set using modular components for existing and emerging markets
  - Modular hardware will allow for low cost expansion into new avionic and non-avionic commercial and military market segments

# STRONG REVENUE GROWTH


$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Millions
$15.83
$4.50
$4.09
$4.03
$3.20
$18.20
$6.50
$5.03
$3.59
$3.13
90% increase
$6.82
$5.80
2014
2015
2016
Q4
Q3
Q2
Q1

# SELECTED FINANCIAL RESULTS

**Selected Consolidated Statements of Operation**
**(In 000s, except per share data)**

| | Three Months Ended | | | |
|---|---|---|---|---|
| | 9/30/2015 | 6/30/2015 | 3/31/2015 | 12/31/2015 |
| Revenues | $6,818 | $5,846 | $6,449 | $5,030 |
| Gross Profit | 2,243 | 1,815 | 1,905 | 1,546 |
| *Gross Margin* | *33%* | *31%* | *29.5%* | *30.7%* |
| Operating Expenses | | | | |
| Selling, general and administrative | 884 | 866 | 785 | 825 |
| *% of sales* | *13%* | *15%* | *12.2%* | *16.4%* |
| | | | | |
| Total Operating expenses | 1,327 | 1,358 | 1,269 | 1,320 |
| Operating Income (loss) | 916 | 457 | 636 | 226 |
| Net Income (loss) | 199 | 279 | 515 | $(21) |
| Net Income (loss) Per Common Share - Basic | 0.06 | 0.09 | $0.11 | $(0.01) |
| Net Income (loss) Per Common Share - Diluted | 0.06 | 0.02 | $0.11 | $(0.01) |
| Weighted average number of shares outstanding-Basic | 3,256,887 | 3,256,887 | 3,255,028 | 3,255,028 |
| Weighted average number of shares outstanding-Diluted | 3,260,799 | 3,320,442 | 3,255,028 | 3,255,028 |

# HISTORICAL GROSS MARGINS


60%
50%
40%
30%
20%
10%
0%
50.3%
40.2%
32.6%
2000-2010 Average Gross Margin
2014
2015

**Focused on Returning to Historical Gross Margin Levels**

# OPERATING PROFIT MATRIX



Gross Margins and Revenue Matrix
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Operating Profit
$1,406,080
$3,006,080
$5,006,080
$1,946,202
$3,706,202
$5,906,202
$2,484,326
$4,404,326
$6,804,326
$3,020,412
$5,100,412
$7,700,412
$3,554,420
$5,794,420
$8,594,420
$ 20M
$ 22M
$ 24M
$ 26M
$ 28M
32%
40%
50%
Potential Annual Revenue

# SELECTED FINANCIAL RESULTS

**Selected Consolidated Balance Sheet Data**
**(in 000s)**

| | As of 9/30/2015 | As of 3/31/2015 |
|---|---|---|
| Cash & Cash Equivalents | $795 | $186 |
| Total Current Assets | 7,789 | 7,194 |
| Total Assets | 10,044 | 9,883 |
| Total Current Liabilities | 4,147 | 4,595 |
| Long Term Debt, net of debt discount | 517 | 709 |
| Total Stockholders' Equity | 4,133 | 3,640 |

# FUTURE PROSPECTS

- Well situated for high margin follow-on CRAFT and TS-4530A business both domestically and overseas
  - Follow-on orders expected to achieve our 50% gross margin target
- New handheld product has the great potential for the large commercial avionic test market and will allow for expansion into related markets
  - More capabilities with a smaller form factor and lower price
  - Low cost design will allow for gross margins at or above 50%
- Goal is to capture the majority of the commercial avionics test market by 2017 CY mirroring our success in the military flight-line test market
- Significant growth potential in the Far East where TIC is well situated

# OPERATING OBJECTIVES

**Near Term**

- Continue momentum and achieve record revenues and income in the current fiscal year
- Commence 4530A SET production in January
- Further strengthen balance sheet and cash position

**Mid Term**

- Capture majority of international Mode 5 business
- Continue strong profitability in FY 17
- Continued gross margin improvement towards 50% target
- Roll out next generation commercial products
- Aggressively compete for next generation test sets for U.S. Military

**Long Term**

- Move into non-traditional communication and higher frequency test markets
- Sustainable and profitable long-term growth

# CONTACTS

Tel·Instrument Electronics Corp.

One Branca Road
East Rutherford, NJ 07073
Tel: 201-933-1600
johara@telinst.com